Other Income (Expense), Net	12 Months Ended
Dec. 31, 2017
Other Expense, Nonoperating [Abstract]
Other Income (Expense), Net
Other (Expense) Income, Net

The components of other (expense) income, net are as follows:

	For the year ended December 31,
($ thousands)	2017	2016	2015
Tender premium	(37,793)	—	—
Unamortized debt premium	12,394	—	—
Swap	705	—	—
Fees	(1,039)	—	—
7.500% Senior Secured Notes due 2019	(25,733)	—	—

Unamortized debt issuance costs	(7,307)	—	—
Revolving Credit Facilities due 2021	(7,307)	—	—

Third-party fees and costs	(2,380)	—	—
Term Loan Facility due 2023	(2,380)	—	—

Gain (loss) on interest rate swaps	3,827	(5,220)	—
6.250% Senior Secured Notes due 2022	3,827	(5,220)	—

Tender premium	—	—	(73,376)
Unamortized debt issuance cost	—	—	(4,295)
Fees	—	—	(2,040)
Capital Securities	—	—	(79,711)

Unamortized debt issuance cost	—	—	(34,526)
Fees	—	—	(3,640)
Bridge Facility	—	—	(38,166)

Total debt related	(31,593)	(5,220)	(117,877)

Gain on sale of available-for-sale investment	—	20,365	—
Other	(1,800)	3,220	(4,418)
	(33,393)	18,365	(122,295)

As discussed in Note 13, Debt, the Company completed several debt transactions in 2017, including the purchase of a portion of the 7.500% Senior Secured Notes due 2019 that resulted in a $25.7 million loss on early extinguishment of debt.

In 2016, the Company sold an available-for-sale investment in the Italy segment for approximately $23.9 million and recognized a gain on sale of $20.4 million.

In 2015, in anticipation of the acquisition of IGT, the Company completed several debt transactions that resulted in $117.9 million of expense.